UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 26, 2011
THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	000-21671	35-1887991

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

107 North Pennsylvania Street, Suite 700 Indianapolis, Indiana	46204

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (317) 261-9000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On August 26, 2011 Philip B. Roby, a director and the Executive Vice President and Chief Operating Officer of The National Bank of Indianapolis Corporation (the “Corporation”) and its wholly-owned subsidiary, The National Bank of Indianapolis, announced that he will retire as an officer and resign as a director of both entities effective December 31, 2011. Mr. Roby did not cite any disagreement with the Corporation in announcing his retirement and resignation from the Board of Directors.

Item 9.01.	Financial Statements and Exhibits.

(a) — (c)	Not applicable.

(d)	Exhibits.

99.1	Press Release dated August 31, 2011.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 31, 2011

THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
By:	/s/ Debra L. Ross
Debra L. Ross, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated August 31, 2011